SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2015

Alkame Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-175044	98-0661455
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3651 Lindell Road Suite D # 356 Las Vegas, Nevada	89103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 273-9714

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On January 22, 2015, Alkame Holdings, Inc., a Nevada corporation (the “Company”) entered into a binding Memorandum of Understanding to form a joint venture (the “MOU”) with Read Made, Inc., a Florida corporation (“Ready Made”). The purpose of the joint venture is to develop intellectual property associated with single use disposable baby bottles and market the completed products in the US and international markets.

The material terms of the MOU for this joint venture are as follows:

  The parties will form a Florida limited liability company (the “Joint Venture”), with each party owning 50% of the Joint Venture;
  The Company and Ready Made will contribute intellectual property, relationships and resources to the Joint Venture pursuant to a license agreement;
  The Company will contribute capital through loans as necessary to operate the initial phases of the Joint Venture pursuant to a budget approved by the parties;
  Ready Made will manage the day-to-day operations of the Joint Venture;
  A board of directors will be established for the Joint Venture, with each of the Company and Ready Made nominating two directors;
  The parties agreed that employment agreements may be entered into with a stipend for the initial period;
  Ready Made will have the option to convert its 50% interest in the Joint Venture into common stock of the Company. Upon such an election to convert, a third party appraiser will determine the fair market value of Ready Made’s 50% interest in the Joint Venture. The value of Ready Made’s interest will then be converted into common stock of the Company based on the average closing sales price of its common stock for the 10 days preceding the date of conversion;
  The parties will have a right of first refusal in the event that either desires to transfer its 50% ownership;

A copy of the MOU is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the MOU is qualified in its entirety by reference to the full text of the MOU.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the unregistered sales of equity securities is incorporated by reference into this Item 3.02.

Pursuant to the MOU, the Company granted Ready Made an option to convert its interest in the Joint Venture into shares of the Company’s common stock, as set forth above.

The issuance of the shares is exempt from registration in reliance upon Section 4(2) and/or Regulation D of the Securities Act of 1933, as amended.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
10.1	Memorandum of Understanding and Binding Letter of Intent to Form Joint Venture

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 26, 2015	Alkame Holdings, Inc.

By: /s/ Robert Eakle
Robert Eakle
Chief Executive Officer

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